ARTICLES OF MERGER
                                       OF
                         GLOBAL ASSETS & SERVICES, INC.
                             (A Florida Corporation)
                                       AND
                              SDE HOLDINGS 3, INC.
                             (A Nevada Corporation)

     The Undersigned, being, the President of Global Assets & Services, Inc. a Florida corporation, hereby certify as follows:

         1. A merger has been approved by the boards of directors of Global Assets & Services, Inc. a Florida corporation and its, wholly owned subsidiary, SDE Holdings 3, Inc. a Nevada corporation, by resolutions.
         2. Global Assets & Services, Inc. is the Parent and SDE Holdings 3, Inc. is the wholly owned subsidiary.
         3. No vote of Shareholders is necessary because 100% of the outstand-ing shares of SDE Holdings 3, Inc. consisting of 10,000 common shares are owned by Global Assets & Services, Inc. and

                  a) The corporation, Global Assets & Services, Inc. is the sole survivor and the name of the corporation will be Global Assets & Services, Inc.
                  b) The Articles of Incorporation of the surviving corporation will not differ from Articles of Incorporation prior to merger
                  c) Each shareholder of the corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the effective date of the merger.
                  d) The voting power of the number of shares outstanding immediately after the merger will not be changed from that existing prior to the merger since no shares are being issued as a result of the merger.
                  e) The number of participating shares outstanding immediately after the merger is the same as immediately before the merger and there will be no change in shares.
                  f) The Board of Directors of each corporation has adopted a resolution approving the Plan of Merger, which is attached hereto as Exhibit A.

         4. The merger shall be effective on December 20, 2001 or as soon thereafter as the Articles of Merger are filed with the Secretary of State of Florida.

Global Assets & Services, Inc.

by:  /s/ Thomas McCrimmon
     ---------------------------
     President


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State of  Florida                    )
          --------------------------
                                     ) ss.
County of Hillsborough               )
          --------------------------

         On this 19th day of December, before me, a Notary Public, personally appeared Thomas McCrimmon, President of Global Assets & Services, Inc., and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporations as a duly authorized officer.

         INWITNESS WHEREOF, I have hereunto set my hand and official seal.


                                     /s/ Mary Fratt
                                     ------------------------------------
                                     Notary Public

                                     Residing at: ____________________
                                     Commission No. CC891535

                                     My Commission expires December 27, 2003